June 2023 Investor Presentation Deck

2 DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Adjusted EBITDA, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2023, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward- looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses Revenue, Excluding Billable Expenses, Organic Revenue, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio, which are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, Organic Revenue, operating income to Adjusted Operating Income, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted EPS, and net cash used in operating activities to Free Cash Flow and Free Cash Flow Conversion, and net debt to Net Leverage Ratio and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Organic Revenue, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income attributable to common stockholders or diluted EPS as measures of operating results, each as defined under GAAP, (iii) use Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio, in addition to, and not as an alternative to, net cash used in operating activities as a measure of liquidity, each as defined under GAAP, and (iv) use Net Leverage Ratio in addition to, and not as an alternative to, net debt as a measure of Booz Allen's debt leverage. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Organic Revenue, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Financial Outlook”, reconciliation of Adjusted Diluted EPS guidance, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations with respect to Adjusted Diluted EPS, and our net income, net interest and other expenses with respect to Adjusted EBITDA and Adjusted EBITDA Margin on Revenue, during the course of fiscal 2024. With respect to Adjusted Diluted EPS guidance, projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance for fiscal 2024 and 2025 and of Adjusted EBITDA guidance through fiscal 2025 to the closest corresponding GAAP measures are not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

3 20171966 COMPANY HISTORY OUR HERITAGE IS AT THE CORE OF EVERYTHING WE DO 1914 Booz Allen founded in 1914 by Edwin Booz in Chicago With over 100 years of industry leadership, Booz Allen is one of the most respected names in government contracting Hired to help U.S. Navy prepare for WWII Spun off commercial consulting business; Carlyle became majority shareholder Acquired Aquilent, Inc., a digital services business Launched Vision 2020 Strategy—transforming the company from a consulting firm to leading solutions provider 1940 2010 2013 2016 2017 Initial Public Offering Acquired Defense Systems Engineering & Support 2008 Carlyle completed ownership exit Acquired Liberty IT Solutions Awarded $1.1B BID contract by the VA Acquired Tracepoint Holdings Launched VoLT– new firmwide growth strategy 2021 Acquired EverWatch Corporation Divested MENA management consulting business and Managed Threat Services (MTS) business Awarded $1.5B eMAPS2 contract—single largest TO in Company’s history 2022

WHY INVEST IN BOOZ ALLEN BOOZ ALLEN HAS A 100+ YEAR HISTORY AS AN INDUSTRY LEADER 4 History of Driving Industry Leading Organic Growth Strategic Organic Revenue Growth and earnings growth Growing backlog, supported by a robust pipeline and sustained win rates Strong Balance Sheet Driven by Robust Cash Generation Strong level of operating cash generation Low leverage and our investment grade rating provide flexibility to pursue future growth opportunities Prudent Capital Deployment Strategy Growing pipeline of strategic M&A opportunities Consistent shareholder returns through sustained dividend growth and opportunistic share repurchases Leveraging Innovations to Deliver Differentiated Solutions First-mover advantage; proven industry leader with transformative capabilities (AI, cyber, 5G) Continued investment in new capabilities and solutions Relentless Focus on our Clients’ Core Missions 100+ year legacy as a trusted partner to our clients Single P&L enables operational agility to react quickly to evolving client needs Operating in Large Addressable Markets Aligned with critical modernization efforts across the federal government Operating in fundamentally strong core markets at the intersection of mission and technology

5 LEADING FROM THE TOP OUR PURPOSE, AS A FIRM, IS TO EMPOWER PEOPLE TO CHANGE THE WORLD 31,900 employees1 ~1,100 LOCATIONS IN 20+ COUNTRIES 1. As reported in Booz Allen’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023. Numbers are rounded, and percentages are based on voluntary self-reporting. 28% are Veterans 65% hold security clearances 87% hold bachelor’s degrees 40% hold master’s degrees 3% hold doctoral degrees DI VE RS IT Y M EA SU RE S1 CR ED EN TI AL S1 36% of global workforce identified as female, including 37% of senior management 34% of U.S. workforce identified as people of color, including 20% of senior management 31% of new employee hires globally identified as female and 40% of new employee hires in the U.S. identified as people of color 32% of employee departures globally identified as female and 36% of employee departures in the U.S. identified as people of color Horacio D. Rozanski President and Chief Executive Officer Matthew Calderone Chief Financial Officer Kristine Martin Anderson Chief Operating Officer Elizabeth M. Thompson Chief People Officer Thomas Pfeifer President National Security Sector Judi Dotson President Global Defense Sector Richard Crowe President Civil Sector Nancy Laben Chief Legal Officer Susan L. Penfield Chief Technology Officer

VoLT: OUR GROWTH STRATEGY WE WILL OPERATE WITH INCREASED SPEED, AGILITY AND SCALE IN A RAPIDLY CHANGING, HIGHLY COMPETITIVE AND INCREASINGLY TECHNICAL ENVIRONMENT 6 BUILDING BLOCKS OF VoLT ACHIEVED BY • Doubling-down on innovation • Using strategic M&A and partnerships to build market positions • Making decisions closer to the needs of clients VELOCITY: GET THERE FIRST Leverage our mission knowledge to get to the future at speed and scale LEADERSHIP: TRANSFORM WITH CONVICTION Redefine mission leadership to stand apart in this new era TECHNOLOGY: DIFFERENTIATE TO WIN Put technology at the heart of the client mission to define the next generation of impact • Identifying client needs ripe for hyper- growth • Scaling businesses at the nexus of mission and technology • Using mission insights to develop solutions • Identifying, building and scaling next generation technology to transform mission

7 Justin Neroda (CTO) Scott Jachimski (GDS) PLATFORM & INFRASTRUCTURE Raynor Dahlquist (NSS) Jandria Alexander (GDS) Saurin Shah (NSS) Craig Swanson (CS) Santiago Milan (CS) Cameron Mayer (GDS) Dan Tucker (CS) Dave Gagliano (GDC) Brian Zimmerman (GDS) Adam Weiner (GDS) Osama Malik (CS) Brian MacCarthy (CTO) ARTIFICIAL INTELLIGENCE CYBER DATA SCIENCE & DATA ENGINEERING EXPERIENCE & IMMERSIVE PLATFORM & INFRASTRUCTURE SOFTWARE ENGINEERING SYSTEMS & DIGITAL ENGINEERING TECH STRATEGY & PRODUCT MANAGEMENT TECHNICAL EXPERIENCE GROUPS (TXGs) A MULTI-YEAR JOURNEY TO BUILD RICH, SELF-SUSTAINING TECHNICAL TALENT COMMUNITIES ACROSS BOOZ ALLEN (1) For more information on our technical communities, please refer to our Form 10-K for the fiscal year ended March 31, 2023. TXGs are designed to build technical affiliation and skills, generate opportunities for career growth, and advance our technical capabilities and solutions around eight functional areas that are important to the Company’s growth.

BROAD CUSTOMER BASE WE SERVE A BROAD CUSTOMER BASE THAT SPANS ACROSS THE U.S. GOVERNMENT AND COMMERCIAL MARKETS 8 + Commercial: Financial Services, Health and Life Sciences, Energy, and Technology + International GLOBAL COMMERCIAL, 3% + U.S. Intelligence Agencies: National Security Agency, National Geospatial-Intelligence Agency, National Reconnaissance Office + Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTELLIGENCE, 18% + Aerospace: Air Force, Space Force, NASA + Army + Joint Combatant Commands + Navy/Marine Corps DEFENSE, 45% CIVIL, 34% + Homeland Security + Health & Human Services + Justice + Treasury + Veterans Affairs Broad Customer Base(1) (1) All percentages of revenue are approximate; exact percentages of revenue are reported in our Form 10-K for the fiscal year ended March 31, 2023.

9 $584 $1,014 9.5% 11.0% FY18 FY23 STRONG FINANCIAL RETURNS WE HAVE A PROVEN TRACK RECORD OF STRONG FINANCIAL PERFORMANCE $6.0 $9.1 FY18 FY23 8.5% CAGR Delivering Industry-Leading Organic Growth ($ in billions) Sustained Adjusted EBITDA & Margin Expansion ($ in millions) Organic Revenue Growth(1)(2) Strong Cash Flow Generation ($ in millions) 114.2 146.6 181.1 209.1 235.7 250.0 186.6 318.1 419.3 224.0 72.2 865.5 445.3 FY19 FY20 FY21 FY22 FY23 Quarterly Dividends Share Repurchases M&A $333 $571 $364 $1,494 $905 Significant Capital Deployment ($ in millions)(3)(5) $499.6 $551.4 $718.7 $736.5 $602.8 103% 94% 117% 116% 87% FY19 FY20 FY21 FY22 FY23 (1) Organic revenue of $6.0 billion as of March 31, 2018 is calculated as $6.2 billion of consolidated revenue less revenue from acquisitions of approximately $140 million. (2) Organic revenue of $9.1 billion as of March 31, 2023 is calculated as $9.3 billion of consolidated revenue less revenue from acquisitions of approximately $185 million. (3) As reported in our Forms 10-K for fiscal years ended March 31, 2019, 2020, 2021, 2022 and 2023; totals may not sum due to rounding. (4) A reconciliation of non-GAAP financial measures can be found in the Appendix. (5) Total amount of capital deployed for fiscal 2022 does not include ~$2 million in applicable fees related to our acquisition of Tracepoint. 11.7% CAGR ($) +150 bps (%) Adjusted EBITDA(3)(4) Adjusted EBITDA Margin(3)(4) Operating Cash Flow(3)(4) Free Cash Flow Conversion(3)(4)

CAPITAL DEPLOYMENT: FY23 IN REVIEW OUR DEPLOYMENT PRIORITIES FOLLOW A DISCIPLINED, OPPORTUNISTIC APPROACH THAT MAXIMIZES NEAR- AND LONG-TERM SHAREHOLDER VALUE 10 $B Quarterly Dividends Sustained strong annual dividend growth since 2013 Strategic Transactions Strategic investments to fuel growth Share Repurchases Capital Expenditures • ~$236M in quarterly dividends • 10th consecutive fiscal year of a double- digit increase in our quarterly dividend • ~39% historical dividend payout ratio(1) • Acquisition of EverWatch for ~$440M • Strategic investments in leading-edge technical solutions, like Hidden Level and Reveal Technologies, to accelerate mission delivery • ~$224M in share repurchases • Opportunistically look for periods where shares trade below market value; balance with other capital needs • Focused investments in IP/IC to help deliver differentiated mission solutions • Ongoing investments that support the shifting needs of the business, including modernizing secured facilities and supporting a hybrid work model Opportunistic share buybacks, based on changing economic conditions and market performance Driving growth through strategic investments in our infrastructure We remain committed to a balanced capital allocation strategy to maximize long-term shareholder value In FY23, we deployed ~$905M through a mix of quarterly dividends, strategic M&A, share repurchases and reinvestments in required CapEx (1) As measured over a five-year period.

11 OUTPERFORMING THE MARKET DRIVING LONG-TERM SHAREHOLDER VALUE THROUGH STRONG FINANCIAL PERFORMANCE AND PRUDENT CAPITAL MANAGEMENT 66% 32% 1% 160% 42% 8% 5-year 3-year 1-year Booz Allen Core Peers Total Shareholder Returns vs. Core Peers One-, Three- and Five-Year Periods(1) 160% 68% 67% Booz Allen Russell 1000 Index S&P Software and Services Select Industry Index Total Shareholder Returns vs. Broader Indexes Five-Year Period(1) (1) As of March 31, 2023. Core peers include: CACI, LDOS, and SAIC.

12 STRONG BACKLOG AND CONTRACT-LEVEL PERFORMANCE DEMONSTRATES THE STRENGTH OF OUR VALUE PROPOSITION AND CORE CAPABILITIES 3,436 3,415 3,510 3,710 4,619 3,687 4,518 6,086 9,925 9,519 12,198 12,796 14,436 15,612 17,064 FY19 FY20 FY21 FY22 FY23 Funded Unfunded Priced Options 19,321 20,729 24,032 29,247 31,202 Historical Backlog(1)(2) ($ in millions) (1) As reported in our Forms 10-K for the fiscal years ended March 31, 2019, 2020, 2021, 2022 and 2023. (2) Backlog presented as of March 31, 2023; includes backlog acquired from acquisitions made during fiscal 2023, which was approximately $282 million as of March 31, 2023. 1.49x 1.19x 1.42x 1.36x 1.18x FY19 FY20 FY21 FY22 FY23 Historical Book-to-Bill LTM Book-to-Bill Ratios

13 FY24 PIPELINE AND DEMAND DYNAMICS (1) Qualified pipeline and backlog as of March 31, 2023 (2) Includes awards that were under protest as of March 31, 2023 (3) Rates disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 Consideration Conversion Diverse portfolio with limited concentration riskü Strong demand environment aligned to innovation agendaü ~66% win rate on new work ~88% on recompetes(3)ü Backlog of $31B+ ~15% of which is funded(1)ü Ample demand and strong growth prospects support momentum across the business. QUALIFIED PIPELINE OF $46B+(1)(2) PROPOSALS IN PROCESS OF $3B+ SUBMITTED PROPOSALS OF $13B+(2)

14 Reduced our total greenhouse gas emissions by 65% compared to FY20 emissions3 Maintained a 99% completion rate of firmwide mandatory annual Ethics & Compliance training Facilitated a 13% increase in employee charitable giving ($) through a series of firmwide giving campaigns and our Booz Allen Cares donation platform 65% 99% 13% Committed to increasing our pipeline of diverse senior leaders by 10% Launched Technical Experience Groups (TXGs) and in-house technical badging programs in support of technical talent acquisition and skill development, creating a workforce prepared to support the firm's VoLT growth strategy Maintained our ISO 14001:2015 Environmental Management System certification for our global headquarters and achieved ISO 22301:2019 Business Continuity System certification of our Business Continuity Program and ability to maintain business operations during a disruption 10%CORPORATE QUALITY CERTIFICATIONS EXPANDED TECHNICAL LEARNING 73% of our Board of Directors2 (8 of 11) are Women, Asian, Hispanic, and/or African American and 45% (5 of 11) are Women Launched Booz Allen Ventures in 2022, seeded initially with a $100M commitment, to invest in early-stage technology poised to transform mission outcomes for the public sector Introduced a medical plan option with zero employee premiums to make healthcare more affordable and attainable for employees $100M NO EMPLOYEE PREMIUM MEDICAL PLAN73% 1) Unless otherwise specified, data points noted on this slide are as of March 31, 2022. 2) With the addition of a director in January 2023, the Company’s Board of Directors demographic composition and size changed, increasing from 10 to 11 directors. 3) FY21 emissions were significantly influenced by COVID-19, making a comparison of FY22 to FY20 more useful than a comparison of FY22 to FY21. 2022 ESG HIGHLIGHTS AT A GLANCE 1 ENVIRONMENTAL, SOCIAL, GOVERNANCE IMPACTS SUPPORT LONG-TERM RESILIENCE

FISCAL 2023 FINANCIAL RESULTS & FISCAL 2024 OUTLOOK

16 KEY FINANCIAL RESULTS FISCAL YEAR 2023 RESULTS (1) Comparisons are to prior fiscal year period. (2) Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue can be found on Slide 22. Net Income (loss) attributable to common stockholders was $(68.4) million and $271.8 million for the three and twelve months ended March 31, 2023. Net income (loss) margin attributable to common stockholders was (2.8)% and 2.9% for the three and twelve months ended March 31, 2023. FOURTH QUARTER (1) FISCAL YEAR 2023 (1) Revenue $2.4 billion +8.7% $9.3 billion +10.7% Revenue, Excluding Billable Expenses $1.7 billion +7.1% $6.5 billion +9.5% Net Income (Loss) $(68) million (175.3)% $271 million (41.9)% Adjusted EBITDA2 $231 million +12.9% $1,014 million +8.4% Adjusted EBITDA Margin on Revenue2 9.5% +3.3% 11.0% (1.8)% Adjusted Net Income $134 million +16.3% $605 million +6.5% Diluted EPS $(0.52) (176.5)% $2.03 (41.0)% Adjusted Diluted EPS $1.01 +17.4% $4.56 +8.3% Net Cash Provided by Operating Activities $237 million (7.1)% $603 million (18.2)%

17 FINANCIAL OUTLOOK FULL YEAR FISCAL 2024 GUIDANCE(1) OPERATING PERFORMANCE Fiscal Year 2024 Total Revenue Growth 7.0% – 11.0% Adjusted EBITDA $1,075 – $1,105 million Adjusted EBITDA Margin on Revenue High 10% to 11% Adjusted Diluted EPS $4.80 – $4.95 Net Cash Provided by Operating Activities $500 – $600 million (1) Reconciliations omitted in reliance on Item 10(e)(1)(i)(B) of Regulation S-K. See "Disclaimer". KEY ASSUMPTIONS Fiscal Year 2024 Inorganic Revenue Contributions ~1.0% Effective Tax Rate 23% – 25% Average Diluted Shares Outstanding 129 – 131 million Interest Expense $137 – $147 million Depreciation and Amortization ~$165 million Cash Taxes Related to Section 174 ~$100 million Capital Expenditures $85 – $105 million

FY2023 − FY2025 INVESTMENT THESIS

19

APPENDIX

21 NON-GAAP FINANCIAL INFORMATION • "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our client staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. • "Adjusted Operating Income" represents operating income before acquisition and divestiture costs, financing transaction costs, significant acquisition amortization, the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20 to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended March 31, 2023, and restructuring costs. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. • "Adjusted EBITDA" represents net income attributable to common stockholders before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including acquisition and divestiture costs, financing transaction costs, the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20 to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended March 31, 2023, and restructuring costs. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. We prepare Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • "Adjusted Net Income" represents net income (loss) attributable to common stockholders before: (i) acquisition and divestiture costs, (ii) financing transaction costs, (iii) significant acquisition amortization, (iv) the reserve associated with the U.S. Department of Justice investigation disclosed in Note 20 to the Consolidated Financial Statements in the Company's Form 10-K for the fiscal year ended March 31, 2023, (v) restructuring costs, (vi) gain associated with equity method investment activity, (vii) gain associated with divestitures or deconsolidation, and (viii) amortization or write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. • "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to our consolidated financial statements in our Form 10-K for the fiscal year ended March 31, 2023. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income. • “Organic Revenue” and “Organic Revenue Growth” represents growth in consolidated revenue adjusted for revenue from acquisitions and divestitures.

22 NON-GAAP FINANCIAL INFORMATION (Unaudited) Three Months Ended March 31, Fiscal Year Ended March 31, (In thousands, except share and per share data) 2023 2022 2023 2022 Revenue, Excluding Billable Expenses Revenue $ 2,433,261 $ 2,238,076 $ 9,258,911 $ 8,363,700 Less: Billable expenses 739,124 656,948 2,808,857 2,474,163 Revenue, Excluding Billable Expenses $ 1,694,137 $ 1,581,128 $ 6,450,054 $ 5,889,537 Adjusted Operating Income Operating Income (loss) $ (42,908) $ 148,345 $ 446,848 $ 685,181 Acquisition and divestiture costs (a) 4,148 11,670 44,269 97,485 Financing transaction costs (b) — — 6,888 2,348 Significant acquisition amortization (c) 15,278 11,885 51,553 38,295 Legal matter reserve (d) 226,000 — 350,000 — Restructuring costs (e) — 4,164 — 4,164 Adjusted Operating Income $ 202,518 $ 176,064 $ 899,558 $ 827,473 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income (loss) attributable to common stockholders $ (68,422) $ 90,873 $ 271,791 $ 466,740 Income tax expense (6,552) 33,897 96,734 137,466 Interest and other, net (f) 31,992 23,653 78,899 81,138 Depreciation and amortization 44,284 40,824 165,484 145,747 EBITDA 1,302 189,247 612,908 831,091 Acquisition and divestiture costs (a) 4,148 11,670 44,269 97,485 Financing transaction costs (b) — — 6,888 2,348 Legal matter reserve (d) 226,000 — 350,000 — Restructuring costs (e) — 4,164 — 4,164 Adjusted EBITDA $ 231,450 $ 205,081 $ 1,014,065 $ 935,088 Net income (loss) margin attributable to common stockholders (2.8) % 4.1% 2.9% 5.6 % Adjusted EBITDA Margin on Revenue 9.5% 9.2% 11.0% 11.2 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 13.7% 13.0% 15.7% 15.9 % Adjusted Net Income Net income (loss) attributable to common stockholders $ (68,422) $ 90,873 $ 271,791 $ 466,740 Acquisition and divestiture costs (a) 4,148 11,670 44,269 97,485 Financing transaction costs (b) — — 6,888 2,348 Significant acquisition amortization (c) 15,278 11,885 51,553 38,295 Legal matter reserve (d) 226,000 — 350,000 — Restructuring costs (e) — 4,164 — 4,164 Gain associated with equity method investment activity (g) — — — (12,761) Gains associated with divestitures or deconsolidation (h) — — (44,632) — Amortization or write-off of debt issuance costs and debt discount 774 816 6,554 3,340 Adjustments for tax effect (i) (43,871) (4,272) (81,389) (31,399) Adjusted Net Income $ 133,907 $ 115,136 $ 605,034 $ 568,212 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding $ 131,781,922 $ 133,406,723 $ 132,716,436 $ 134,850,808 Diluted earnings per share $ (0.52) $ 0.68 $ 2.03 $ 3.44 Adjusted Net Income Per Diluted Share (j) $ 1.01 $ 0.86 $ 4.56 $ 4.21 Free Cash Flow Net cash provided by operating activities 237,148 255,375 602,822 736,526 Less: Purchases of property, equipment and software (24,732) (28,356) (76,130) (79,964) Free Cash Flow $ 212,416 $ 227,019 $ 526,692 $ 656,562 Operating cash flow conversion (347) % 281% 222% 158 % Free cash flow conversion 159% 197% 87% 116% 22

23 NON-GAAP FINANCIAL INFORMATION (Unaudited) 23 a. Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity, as well as the divestiture costs incurred in divesting a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees, primarily associated with the acquisitions of Liberty IT Solutions, LLC (“Liberty”) and Tracepoint Holdings, LLC (“Tracepoint”) in fiscal 2022, and the acquisition of EverWatch Corp. (“EverWatch”) and the divestitures of our management consulting business serving the Middle East and North Africa (“MENA”) and our Managed Threat Services business (“MTS”) in fiscal 2023. See Note 5, “Acquisitions and Divestitures,” to the consolidated financial statements for further information. b. Reflects expenses associated with debt financing activities incurred during the second quarter of fiscal 2023 and first quarter of fiscal 2022. c. Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty in the second quarter of fiscal 2022 and EverWatch in the third quarter of fiscal 2023. d. Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 20, “Commitments and Contingencies,” to the consolidated financial statements for further information. e. Represents restructuring charges of $8.3 million incurred during the fourth quarter of fiscal 2022, net of approximately $4.2 million of revenue recognized on recoverable expenses, associated with severance costs of a restructuring plan to reduce certain executive administrative personnel costs. f. Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. g. Represents (i) a gain in the second quarter of fiscal 2022 associated with the Company's previously held equity method investment in Tracepoint and (ii) a gain in the third quarter of fiscal 2022 associated with the divestiture of a controlling financial interest in SnapAttack. h. Represents the gain recognized on the divestitures of the Company's MENA business in the second quarter of fiscal 2023, its MTS business in the third quarter of fiscal 2023, and the gain on the deconsolidation of an artificial intelligence software platform business in the third quarter of fiscal 2023. i. Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of certain discrete items is calculated specifically and may vary from the general 26% rate. The tax effect also includes the indirect effects of uncertainty around the application of Section 174 of the Tax Cuts and Jobs Act of 2017. j. Excludes adjustments of approximately $0.5 million and $2.1 million of net earnings for the three and twelve months ended March 31, 2023, respectively, and $0.6 million and $3.1 million of net earnings for the three and twelve months ended March 31, 2022, respectively, associated with the application of the two-class method for computing diluted earnings per share.

24 FINANCIAL RESULTS – KEY DRIVERS Fourth Quarter Fiscal 2023 – Below is a summary of the key factors driving results for the fiscal 2023 fourth quarter ended March 31, 2023 as compared to the prior year period: • Revenue increased 8.7% to $2.4 billion and Revenue, Excluding Billable Expenses increased 7.1% to $1.7 billion. Revenue growth was primarily driven by headcount growth compared to the prior year period. The increase in revenue also includes approximately $34.3 million of contributions related to the Company's acquisition of EverWatch in the third quarter of fiscal 2023. • Operating income decreased 128.9% to a $42.9 million loss and Adjusted Operating Income increased 15.0% to $202.5 million. Operating income was negatively impacted by a $226.0 million reserve associated with the U.S. Department of Justice's investigation of the Company recorded in the fourth quarter of fiscal 2023, as well as higher unallowable spending and inflationary pressures, partially offset by strong contract-level performance. The increase in Adjusted Operating Income was driven by the same factors impacting Operating Income with the exception of the aforementioned legal matter reserve, which did not impact Adjusted Operating Income. • Net income decreased 175.3% to a $68.3 million net loss, and net income (loss) attributable to common stockholders decreased 175.3% to a $68.4 million net loss. Adjusted Net income increased 16.3% to $133.9 million. These changes were primarily driven by the same factors as operating income and Adjusted Operating Income. Net income and Adjusted Net Income were also affected by higher interest expense and lower income tax expense. • EBITDA decreased 99.3% to $1.3 million and Adjusted EBITDA increased 12.9% to $231.5 million. These changes were due to the same factors as operating income and Adjusted Operating Income, respectively. • Diluted EPS decreased to $(0.52) from $0.68 and Adjusted Diluted EPS increased to $1.01 from $0.86. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, as well as a lower share count in the fourth quarter of fiscal 2023.

25 FINANCIAL RESULTS – KEY DRIVERS Fiscal year ended March 31, 2023 – Below is a summary of the key factors driving results for the fiscal year 2023 ended March 31, 2023 as compared to the prior year: • Revenue increased 10.7% to $9.3 billion and Revenue, Excluding Billable Expenses increased 9.5% to $6.5 billion. Revenue growth was primarily driven by a combination of headcount growth and higher client staff utilization compared to the prior year period. The increase in revenue includes approximately $62.9 million of contributions related to the Company's acquisition of EverWatch in the third quarter of fiscal 2023. • Operating income decreased 34.8% to $446.8 million and Adjusted Operating Income increased 8.7% to $899.6 million. Operating income was negatively impacted by a $350.0 million reserve associated with the U.S. Department of Justice's investigation of the Company recorded in fiscal 2023, as well as higher unallowable spending and inflationary pressures, partially offset by strong contract-level performance. The increase in Adjusted Operating Income was driven by the same factors impacting Operating Income with the exception of the aforementioned legal matter reserve, which did not impact Adjusted Operating Income. • Net income decreased 41.9% to $271.2 million, and net income attributable to common stockholders decreased 41.8% to $271.8 million. Adjusted Net income increased 6.5% to $605.0 million. These changes were primarily driven by the same factors as operating income and Adjusted Operating Income. Net income was affected by a $31.2 million pre-tax gain from the divestiture of the Company's MENA business, an $8.9 million pre-tax gain from the de-consolidation of an artificial intelligence software platform business, and a $4.6 million pre-tax gain associated with the divestiture of the Company's Managed Threat Services business. Net income and Adjusted Net Income were also affected by higher interest expense and lower income tax expense. • EBITDA decreased 26.3% to $612.9 million and Adjusted EBITDA increased 8.4% to $1,014.1 million. These changes were due to the same factors as operating income and Adjusted Operating Income, respectively. • Diluted EPS decreased to $2.03 from $3.44 and Adjusted Diluted EPS increased to $4.56 from $4.21. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, as well as a lower share count in fiscal 2023. • Net cash provided by operating activities was $602.8 million for the fiscal year ended March 31, 2023, as compared to $736.5 million in the prior year. Free Cash Flow was $526.7 million for the fiscal year ended March 31, 2023, as compared to $656.6 million in the prior year. The decrease in net cash provided by operating activities was primarily driven by additional tax payments made in accordance with newly effective U.S. research and development capitalization rules (Section 174), higher interest expense, and higher disbursements to fund investments in our people and business, partially offset by collections in line with revenue growth.

BOOZ ALLEN INVESTOR & MEDIA RELATIONS CONTACTS 26 • Website: investors.boozallen.com • Contact Information: - Investor Relations Nathan P Rutledge Director & Head of Investor Relations 202-440-3943 Rutledge_Nathan@bah.com - Media Jessica Klenk Director, Media Relations 703-377-4296 Klenk_Jessica@bah.com